Counterpoint Tactical Income Fund

Class A Shares: CPATX

Class C Shares: CPCTX

Class I Shares: CPITX

Counterpoint Tactical Equity Fund

Class A Shares: CPAEX

Class C Shares: CPCEX

Class I Shares: CPIEX

(each a “Fund” and collectively the “Funds”)

each a series of Northern Lights Fund Trust III

Supplement dated September 18, 2017
to the SAI dated February 1, 2017

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Effective September 18, 2017, Joseph Engelberg has been added as a portfolio manager of the Counterpoint Tactical Income Fund (the “Fund”) and is, together with Michael Krause of Counterpoint Mutual Funds, LLC (the “Adviser”), jointly and primarily responsible for the day-to-day management of the Fund. John Koudsi no longer serves as a portfolio manager of the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The following information replaces similar information related to the Adviser’s portfolio managers in the section entitled “Portfolio Managers” on page 20 of the SAI:

As described in the Prospectus, the Portfolio Managers listed below are jointly and primarily responsible for the management of the Fund and, as of September 6, 2017, the other accounts set forth in the following tables:

Counterpoint Tactical Income Fund

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Michael Krause	1	$15,143,000	None	$0	340	$66,971,000
Joseph Engelberg	None	$0	None	$0	None	$0

Of the accounts above, the following are subject to performance-based fees.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Michael Krause	None	$0	None	$0	None	$0
Joseph Engelberg	None	$0	None	$0	None	$0

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The following information replaces similar information related to the Adviser’s portfolio managers in the subsection entitled “Compensation” of the section entitled “Portfolio Managers” on page 21 of the SAI:

Compensation.

Mr. Krause shares in the profits of the Adviser due to his one-third ownership of the Adviser. Dr. Engelberg receives a percentage of the Adviser’s net profits from some of its Funds.

Ownership of Securities

As of September 6, 2017, the Portfolio Managers beneficially owned the following amounts in the Funds:

Dollar Range of Shares Beneficially Owned of the:
Portfolio Manager	Counterpoint Tactical Income Fund	Counterpoint Tactical Equity Fund
Michael Krause	$100,001-$500,000	$100,001-$500,000
Joseph Engelberg	None	$100,001-$500,000

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You should read this Supplement in conjunction with the Funds’ SAI dated February 1, 2017. This document provides information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Funds toll-free at 1-844-273-8637.

Please retain this Supplement for future reference.